EXHIBIT 99.2

MONUMENT BANCORP, INC.

DOYLESTOWN, PENNSYLVANIA

MARCH 31, 2019

MONUMENT BANCORP, INC.

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2019

Page
Number

Financial Statements

Consolidated Balance Sheets (unaudited)	3

Consolidated Statements of Income (unaudited)	4

Consolidated Statements of Comprehensive Income (unaudited)	5

Consolidated Statements of Changes in Stockholders’ Equity (unaudited)	6

Consolidated Statements of Cash Flows (unaudited)	7

Notes to the Unaudited Consolidated Financial Statements	8–24

MONUMENT BANCORP, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31,	December 31,
	2019	2018
ASSETS
Cash and due from banks	$2,869,285	$2,376,317
Interest-bearing deposits with other banks	213,527	387,975
Federal funds sold	4,837,000	0
Cash and cash equivalents	7,919,812	2,764,292

Investment securities available for sale, at fair value	93,769,551	94,252,156
Investment securities held to maturity	1,250,000	1,250,000
Loans receivable (net of allowance for loan losses of $2,815,000 and $2,770,000)	260,288,898	253,663,824
Accrued interest receivable	1,592,753	1,484,031
Premises and equipment	2,395,464	2,425,516
Regulatory stock	6,195,000	5,177,350
Other real estate owned	1,064,475	1,064,475
Other assets	1,323,821	1,030,441
TOTAL ASSETS	$375,799,774	$363,112,085

LIABILITIES
Deposits	$223,760,435	$234,796,811
Short-term borrowings	87,327,650	55,017,650
Other borrowings	24,378,750	34,259,500
Subordinated debt	12,287,152	12,247,505
Accrued interest payable	655,104	559,246
Other liabilities	684,450	567,345
TOTAL LIABILITIES	349,093,541	337,448,057

STOCKHOLDERS' EQUITY
Common stock $1.00 par value; 10,000,000 shares authorized; 1,590,137 shares issued at March 31, 2019 and 1,557,553 issued at December 31, 2018	1,590,137	1,577,553
Additional paid-in capital	14,427,812	14,279,896
Retained earnings	11,420,249	10,927,840
Treasury stock at cost, 12,954 shares	(227,990)	(227,990)
Accumulated other comprehensive loss	(503,975)	(893,271)
TOTAL STOCKHOLDERS' EQUITY	26,706,233	25,664,028
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$375,799,774	$363,112,085

See accompanying notes to the unaudited consolidated financial statements.

3

MONUMENT BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Three Months Ended
	March 31,
	2019	2018
INTEREST AND DIVIDEND INCOME
Loans, including fees	$3,126,785	$2,769,927
Investment securities	836,757	386,470
Other interest and dividend income	120,693	85,545
Total interest and dividend income	4,084,235	3,241,942

INTEREST EXPENSE
Deposits	933,303	614,975
Other borrowings	833,985	446,455
Total interest expense	1,767,288	1,061,430
NET INTEREST INCOME	2,316,947	2,180,512
Provision (credit) for loan losses	45,000	(5,000)

NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	2,271,947	2,185,512

NONINTEREST INCOME
Service fees on deposit accounts	3,084	5,104
Investment securities gains, net	0	729,821
Gain on sale of loans, net	0	9,512
Other	12,965	12,489
Total noninterest income	16,049	756,926

NONINTEREST EXPENSE
Compensation and employee benefits	1,050,693	964,462
Occupancy and equipment	88,774	91,833
Advertising	31,398	39,999
Professional fees	79,560	58,064
Federal deposit insurance expense	24,680	27,212
Data processing	142,272	173,267
Pennsylvania shares tax expense	58,972	55,584
Loss on sale of real estate owned	0	0
Other	187,377	189,828
Total noninterest expense	1,663,726	1,600,249

Income before income taxes	624,270	1,342,189
Income taxes	131,861	270,047

NET INCOME	$492,409	$1,072,142

EARNINGS PER SHARE
Basic	$0.31	$0.73
Diluted	$0.31	$0.71

WEIGHTED-AVERAGE SHARES OUTSTANDING
Basic	1,565,013	1,474,138
Diluted	1,594,726	1,519,234

See accompanying notes to the unaudited consolidated financial statements.

4

MONUMENT BANCORP, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended
	March 31,
	2019	2018
Net income	$492,409	$1,072,142

Net unrealized gain (loss) on investment securities available for sale	492,780	(114,455)
Tax effect	(103,484)	24,036
Reclassification for gains recognized in net income	0	(729,821)
Tax effect	0	153,262
Other comprehensive income (loss), net of tax	389,296	(666,978)
Total comprehensive income	$881,705	$405,164

See accompanying notes to the unaudited consolidated financial statements.

5

MONUMENT BANCORP, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Total Stockholders' Equity

Balance, December 31, 2017	$1,392,804	$12,937,350	$8,616,189	$(227,990)	$788,511	$23,506,864
Net income			1,072,142			1,072,142
Other comprehensive loss					(666,978)	(666,978)
Stock-based compensation		711				711
Issuance of common stock (5 shares)	5	83				88
Exercise of warrants (160,947 shares)	160,947	1,448,523				1,609,470

Balance, March 31, 2018	$1,553,756	$14,386,667	$9,688,331	$(227,990)	$121,533	$25,522,297

Balance, December 31, 2018	$1,577,553	$14,279,896	$10,927,840	$(227,990)	$(893,271)	$25,664,028
Net income			492,409			492,409
Other comprehensive income					389,296	389,296
Stock-based compensation		15,690				15,690
Stock options exercised (12,000 shares)	12,000	132,810				144,810
Vesting of restricted stock (584 shares)	584	(584)				0

Balance, March 31, 2019	$1,590,137	$14,427,812	$11,420,249	$(227,990)	$(503,975)	$26,706,233

See accompanying notes to the unaudited consolidated financial statements.

6

MONUMENT BANCORP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three Months Ended
	March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$492,409	$1,072,142
Adjustments to reconcile net income to net cash provided by operating activities:
Provision (credit) for loan losses	45,000	(5,000)
Depreciation, amortization and accretion, net	71,088	121,940
Gains on sale of investment securities, net	0	(729,821)
Proceeds from sale of loans	0	492,012
Net gain on sale of loans	0	(9,512)
Loans originated for sale	0	(482,500)
Stock-based compensation expense	15,690	711
Deferred income taxes	2,100	(4,997)
(Increase) decrease in accrued interest receivable	(108,722)	282,209
Increase in accrued interest payable	95,858	41,170
Other, net	(281,859)	83,339
Net Cash Provided by Operating Activities	331,564	861,693
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment securities available for sale:
Purchases	0	(16,748,669)
Proceeds from principal repayments and maturities	975,130	1,209,922
Proceeds from sales	0	27,807,892
Net (increase) decrease in loans receivable	(6,670,074)	603,987
Capitalized improvements to other real estate owned	0	(7,959)
Redemption of regulatory stock	35,550	724,300
Purchase of regulatory stock	(1,053,200)	(53,450)
Purchase of premises and equipment	(1,134)	(15,821)
Net Cash (Used for) Provided by Investing Activities	(6,713,728)	13,520,202
CASH FLOWS FROM FINANCING ACTIVITIES:
Net (decrease) increase in deposits	(11,036,376)	8,809,512
Net increase (decrease) in short-term borrowings	32,310,000	(13,500,000)
Repayments on other borrowed funds	(9,880,750)	(2,079,859)
Proceeds from issuance of common stock	0	88
Proceeds from exercise of share-based awards	144,810	1,609,470
Net Cash Provided by (Used for) Financing Activities	11,537,684	(5,160,789)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,155,520	9,221,106
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,764,292	2,413,415
CASH AND CASH EQUIVALENTS, END OF YEAR	$7,919,812	$11,634,521

SUPPLEMENTAL CASH FLOW DISCLOSURE
Cash paid:
Interest	$1,671,430	$1,020,260
Income taxes	$0	$0

See accompanying notes to the unaudited consolidated financial statements.

7

MONUMENT BANCORP, INC.

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting and reporting policies applied in the presentation of the accompanying consolidated financial statements follows:

Nature of Operations and Basis of Presentation

The consolidated financial statements include the accounts of Monument Bancorp, Inc., a Pennsylvania chartered corporation (the “Company”) and its wholly owned subsidiary, Monument Bank (the “Bank”), along with its wholly owned subsidiary, Monument PA Properties, LLC. Monument Bank was incorporated under the laws of the state of Pennsylvania on October 12, 2007, for the purpose of becoming a community-oriented bank with an emphasis on consumer and commercial banking products. Monument PA Properties, LLC is a Pennsylvania limited liability company established on July 27, 2016, to purchase properties at tax sales that represent collateral for delinquent loans of the Bank.

The Company’s principal sources of revenue emanate from interest earnings on its investment securities and loan portfolios. The Company is subject to regulation and supervision by the Federal Reserve Bank of Philadelphia and the Pennsylvania Department of Banking.

The accounting principles followed by the Company and the methods of applying these principles conform to U.S. generally accepted accounting principles and to general practice within the banking industry. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the Consolidated Balance Sheet date and reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and the Bank, along with its wholly owned subsidiary, Monument PA Properties, LLC. All intercompany accounts and transactions are eliminated in the consolidation.

Share-Based Compensation

The Company maintains a stock incentive plan for directors, key officers, and other employees. Under this plan, the Bank recognized compensation expense of $15,690 and $711 for the three-month periods ended
March 31, 2019 and 2018.

Stock Options

For purposes of computing compensation expense, the Company estimated the fair values of stock options using the Black-Scholes option-pricing model. The model requires the use of subjective assumptions that can materially affect fair value estimates. The fair value of each option is amortized into compensation expense on a straight-line basis between the grant date for the option and each vesting date. The fair value of each stock option granted was estimated using the following weighted-average assumptions for grants in 2018; (1) no dividends were expected; (2) risk-free interest rate of 2.33 percent; (3) expected volatility of 12.9 percent; and (4) expected lives of options of ten years.

There were no stock option awards granted during the three-month period ended March 31, 2019 and 4,210 awards granted during the three-month period ended March 31, 2018. There were 12,000 options exercised during the three-month period ended March 31, 2019 and no options exercised during the three-month period ended March 31, 2108. There were no options forfeited in the three-month periods ended March 31, 2019 and 2018. The 47,590 outstanding stock options at March 31, 2019 were redeemed upon completion of the Company’s merger with Citizens & Northern Corporation, which became effective April 1, 2019, for cash based on the excess of $28.10 per share over the exercise price.

8

Earnings Per Share

The Company provides dual presentation of basic and diluted earnings per share. Basic earnings per share for the three-month periods ended March 31, 2019 and 2018, are computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding for the same period. The computation of diluted earnings per share differs in that the dilutive effects of any options or warrants are adjusted for in the denominator.

2.	BUSINESS COMBINATIONS

Merger with Citizens & Northern Corporation

On September 28, 2018, Citizens & Northern Corporation (C&N) and Monument Bancorp, Inc. (Monument) announced the signing of an Agreement and Plan of Merger. Effective April 1, 2019, the merger was completed. Under the terms of the Agreement and Plan of Merger, Monument Bancorp, Inc. merged with and into C&N, with C&N remaining as the surviving entity and Monument Bank merged with and into Citizens & Northern Bank (C&N’s wholly-owned banking subsidiary) with Citizens & Northern Bank remaining as the surviving entity.

At the effective time of the merger, Monument shareholders elected to receive, for each share of Monument common stock, subject to the election and adjustment procedures described in the joint proxy statement/prospectus, either 1.0144 share of C&N common stock or $28.10 in cash: provided, however, that 80 percent of the total number of outstanding shares of Monument common stock were converted into C&N common stock, and the remaining outstanding shares of Monument common stock were converted into cash.

3.	EARNINGS PER SHARE

There are no convertible securities that would affect the numerator in calculating basic and diluted earnings per share; therefore, net income as presented on the Consolidated Statements of Income is used as the numerator.

The following table sets forth the composition of the weighted-average common shares (denominator) used in the basic and diluted earnings per share computation for the three-month periods ended March 31, 2019 and 2018.

	2019	2018
Weighted-average common shares outstanding (basic)	1,565,013	1,474,138

Additional common stock equivalents (stock options) used to calculate diluted earnings per share	29,713	45,096

Weighted-average common shares outstanding (diluted)	1,594,726	1,519,234

Anti-dilutive instruments are excluded from earnings per share calculations. There were no anti-dilutive stock options or other instruments in the three-months periods ended March 31, 2019 and 2018.

9

4.	INVESTMENT SECURITIES

The amortized cost, gross unrealized gains and losses, and fair value of investment securities available for sale are summarized as follows:

	March 31, 2019
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Obligations of states and political subdivisions	$1,797,978	$65,228	$0	$1,863,206
Corporate securities	34,056,365	124,586	(359,856)	33,821,096
Mortgage-backed securities - government-sponsored entities	3,750,565	22,069	(5,544)	3,767,090
Asset-backed securities	54,802,586	12,399	(496,825)	54,318,160
Total	$94,407,494	$224,282	$(862,225)	$93,769,551

	December 31, 2018
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Obligations of states and political subdivisions	$1,803,054	$63,988	$0	$1,867,042
Corporate securities	34,066,779	76,414	(929,023)	33,214,170
Mortgage-backed securities - government-sponsored entities	4,237,936	29,040	(10,646)	4,256,330
Asset-backed securities	55,275,110	12,919	(373,415)	54,914,614
Total	$95,382,879	$182,361	$(1,313,084)	$94,252,156

The amortized cost, gross unrealized gains and losses, and fair value of investment securities held to maturity are summarized as follows:

	March 31, 2019
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Corporate securities	$1,250,000	$3,930	$0	$1,253,930
Total	$1,250,000	$3,930	$0	$1,253,930

	December 31, 2018
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Corporate securities	$1,250,000	$0	$(3,640)	$1,246,360
Total	$1,250,000	$0	$(3,640)	$1,246,360

10

The following tables show the Company’s gross unrealized losses and fair value, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position.

	March 31, 2019
	Less than Twelve Months		Twelve Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Corporate securities	$16,891,012	$(359,856)	$0	$0	$16,891,012	$(359,856)
Mortgage-backed securities - government-sponsored entities	0	0	1,193,110	(5,544)	1,193,110	(5,544)
Asset-backed securities	35,344,378	(428,969)	6,921,268	(67,856)	42,265,646	(496,825)

Total	$52,235,390	$(788,825)	$8,114,378	$(73,400)	$60,349,768	$(862,225)

	December 31, 2018
	Less than Twelve Months		Twelve Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Corporate securities	$25,320,481	$(929,023)	$996,360	$(3,640)	$26,316,841	$(932,663)
Mortgage-backed securities - government-sponsored entities	488,156	(3,521)	927,623	(7,125)	1,415,779	(10,646)
Asset-backed securities	45,892,281	(359,339)	1,193,568	(14,076)	47,085,849	(373,415)

Total	$71,700,918	$(1,291,883)	$3,117,551	$(24,841)	$74,818,469	$(1,316,724)

The Company reviews its position quarterly and has asserted that at March 31, 2019 and December 31, 2018, the declines outlined in the above table represent temporary declines and the Company has concluded that the unrealized losses disclosed above are not other than temporary but are the result of interest rate changes, sector credit ratings changes, or Company specific ratings changes that are not expected to result in the noncollection of principal and interest during the period.

The amortized cost and fair value of debt securities at March 31, 2019, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities included therein provide for periodic, generally monthly, payments of principal and interest and have contractual maturities ranging from 1 to 25 years. However, due to expected repayment terms being significantly less than the underlying mortgage loan pool contractual maturities, the estimated lives of these securities could be significantly shorter.

	Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Due within one year	$502,216	$501,940	$0	$0
Due after one year through five years	26,577,598	26,592,010	0	0
Due after five years through ten years	11,408,983	11,129,925	1,250,000	1,253,930
Due after ten years	55,918,697	55,545,676	0	0
Total	$94,407,494	$93,769,551	$1,250,000	$1,253,930

11

Investment securities with a carrying value of $31,327,000 and $30,070,687 at March 31, 2019 and December 31, 2018, respectively, were pledged to secure borrowings.

The following is a summary of proceeds received, gross gains, and gross losses realized on the sale of investment securities available for sale for the three-month periods ended March 31, 2019 and 2018:

	Three Months Ended
	March 31,
	2019	2018
Proceeds from sales	$0	$27,807,892
Gross gains	0	748,285
Gross losses	0	18,464

5.	LOANS RECEIVABLE

Loans receivable consist of the following:

	March 31 2019	December 31, 2018
Real estate loans:
Construction	$5,690,638	$4,633,539
Residential	114,471,005	112,078,753
Commercial	136,546,095	133,448,254
Commercial	5,625,587	5,501,688
Consumer	1,000,444	1,000,007
	263,333,769	256,662,241
Less:
Deferred loan costs	229,871	228,417
Allowance for loan losses	2,815,000	2,770,000

Total	$260,288,898	$253,663,824

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6.       ALLOWANCE FOR LOAN LOSSES

The following table presents, by portfolio segment, the activity within the allowance for loan losses and the ending balance of the allowance for loan losses:

	Construction	Residential	Commercial
	Real Estate	Real Estate	Real Estate	Commercial	Consumer	Unallocated	Total
Balance, December 31, 2017	$30,000	$1,080,000	$1,427,000	$35,000	$10,000	$8,000	$2,590,000
Add provisions (credit) charged to operations	(19,000)	30,000	(209,000)	190,000	0	3,000	(5,000)
Add recoveries	0	0	0	0	0	0	0
Less loans charged off	0	0	0	0	0	0	0

Balance, March 31, 2018	$11,000	$1,110,000	$1,218,000	$225,000	$10,000	$11,000	$2,585,000

Balance, December 31, 2018	$57,000	$1,213,000	$1,419,000	$57,000	$10,000	$14,000	$2,770,000
Add provisions (credit) charged to operations	13,000	25,000	(3,000)	2,000	0	8,000	45,000
Add recoveries	0	0	0	0	0	0	0
Less loans charged off	0	0	0	0	0	0	0

Balance, March 31, 2019	$70,000	$1,238,000	$1,416,000	$59,000	$10,000	$22,000	$2,815,000

Management has an established methodology to determine the adequacy of the allowance for loan losses that assesses the risks and losses inherent in the loan portfolio. For purposes of determining the allowance for loan losses, the Bank has segmented certain loans in the portfolio by product type. Loans are segmented into the following pools: (1) the construction real estate loan portfolio; (2) the residential real estate loan portfolio; (3) the commercial real estate loan portfolio; (4) the commercial loan portfolio; and (5) the consumer loan portfolio. Factors considered in this process included general loan terms, collateral, and availability of historical data to support the analysis. Historical loss percentages for each risk category are calculated and used as the basis for calculating allowance allocations. Certain qualitative factors are then added to the historical allocation percentage to get the adjusted factor to be applied to nonclassified loans. The following qualitative factors are analyzed for each portfolio segment:

•	Changes in lending policies and procedures
•	Changes in personnel responsible for the particular portfolio – relative to experience and ability of staff
•	Trend for past-due, criticized, and classified loans
•	Relevant economic factors
•	Quality of the loan review system
•	Value of collateral for collateral-dependent loans
•	The effect of any concentrations of credit and the changes in level of such concentrations
•	Other external factors

These qualitative factors are reviewed each quarter and adjusted based upon relevant changes within the portfolio.

The Bank may also maintain an unallocated allowance to account for any factors or conditions that may cause a potential loss but are not specifically addressed in the process described above. The Bank analyzes its loan portfolio each quarter to determine the appropriateness of its allowance for loan losses.

13

Loans by Segment

The total allowance reflects management’s estimate of loan losses inherent in the loan portfolio at the Consolidated Balance Sheet date. The Bank considers the allowance for loan losses of $2,815,000 and $2,770,000 adequate to cover loan losses inherent in the loan portfolio at March 31, 2019 and December 31, 2018, respectively. The following table presents, by portfolio segment, the allowance for loan losses as of March 31, 2019 and December 31, 2018:

	March 31, 2019
	Construction	Residential	Commercial
	Real Estate	Real Estate	Real Estate	Commercial	Consumer	Unallocated	Total

Allowance for loan losses:

Individually evaluated for impairment	$0	$0	$0	$0	$0	$0	$0

Collectively evaluated for impairment	70,000	1,238,000	1,416,000	59,000	10,000	22,000	2,815,000

Total	$70,000	$1,238,000	$1,416,000	$59,000	$10,000	$22,000	$2,815,000

Loans:

Individually evaluated for impairment	$0	$549,657	$954,456	$24,383	$0		$1,528,496

Collectively evaluated for impairment	5,690,638	113,921,348	135,591,639	5,601,204	1,000,444		261,805,273

Total	$5,690,638	$114,471,005	$136,546,095	$5,625,587	$1,000,444		$263,333,769

	December 31, 2018
	Construction	Residential	Commercial
	Real Estate	Real Estate	Real Estate	Commercial	Consumer	Unallocated	Total

Allowance for loan losses:

Individually evaluated for impairment	$0	$0	$0	$0	$0	$0	$0

Collectively evaluated for impairment	57,000	1,213,000	1,419,000	57,000	10,000	14,000	2,770,000

Total	$57,000	$1,213,000	$1,419,000	$57,000	$10,000	$14,000	$2,770,000

Loans:

Individually evaluated for impairment	$0	$553,541	$834,873	$24,383	$0		$1,412,797

Collectively evaluated for impairment	4,633,539	111,525,212	132,613,381	5,477,305	1,000,007		255,249,444

Total	$4,633,539	$112,078,753	$133,448,254	$5,501,688	$1,000,007		$256,662,241

Credit Quality Information

The following tables represent credit exposures by internally assigned grades as of March 31, 2019 and December 31, 2018. The grading analysis estimates the capability of the borrower to repay the contractual obligations of the loan agreements as scheduled or at all. The Bank’s internal credit risk grading system is based on experiences with similarly graded loans.

14

The Bank’s internally assigned grades are as follows:

Pass – loans with adequate debt service coverage, minimal or acceptable balance sheet leverage, profitable earnings trends, expanding or flat markets, adequate payment capacity, and/or current payment history. There are five sub-grades within this category to further distinguish the loan.

Watch – loans with debt service coverage with no room for expansion, a fully leveraged balance sheet, uncertain earnings trends, flat or declining markets, limited repayment capacity, and/or slow payment history.

Special Mention – loans with below acceptable debt service coverage, a fully leveraged balance sheet showing a possible decline in asset value, declining earnings trends or marginal loss, declining markets, and/or a repayment capacity that needs rehabilitation.

Substandard – loans with deficient debt service coverage, an overly leveraged balance sheet with a slight decline in asset value, an earnings trend with repeated losses, quickly declining markets, and/or an insufficient repayment capacity that requires work out to be brought current.

Doubtful – loans with impaired debt service coverage, an overly leveraged balance sheet with imminent decline in future asset value, an earnings trend with significant losses, a market with questionable survival, and/or insufficient repayment capacity with a questionable full recovery.

Loss – loans with an impaired debt service coverage with no chance of reversal, an insolvent balance sheet, no earnings trend, a liquidated market with no businesses, and/or no chance of collectability generally resulting in charge off.

		Special
	Pass	Mention	Substandard	Doubtful	Total
March 31, 2019
Commercial real estate	$135,591,639	$486,215	$0	$468,241	$136,546,095
Commercial	5,601,204	24,383	0	0	5,625,587
Total	$141,192,843	$510,598	$0	$468,241	$142,171,682

		Special
	Pass	Mention	Substandard	Doubtful	Total
December 31, 2018
Commercial real estate	$132,482,447	$489,234	$0	$476,573	$133,448,254
Commercial	5,477,305	24,383	0	0	5,501,688
Total	$137,959,752	$513,617	$0	$476,573	$138,949,942

The following tables present performing and nonperforming residential real estate, construction real estate, and consumer loans based on payment activity as of March 31, 2019 and December 31, 2018. Payment activity is reviewed by management on a monthly basis to determine how loans are performing. Loans are considered to be nonperforming when they become 90 days past due or are placed on nonaccrual status.

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	Performing	Nonperforming	Total
March 31, 2019
Real estate loans:
Construction	$5,690,638	$0	$5,690,638
Residential	114,471,005	0	114,471,005
Consumer	1,000,444	0	1,000,444

Total	$121,162,087	$0	$121,162,087

	Performing	Nonperforming	Total
December 31, 2018
Real estate loans:
Construction	$4,633,539	$0	$4,633,539
Residential	112,078,753	0	112,078,753
Consumer	1,000,007	0	1,000,007

Total	$117,712,299	$0	$117,712,299

Age Analysis of Past-Due Loans by Class

Following are tables that include an aging analysis of the recorded investment of past-due loans as of March 31, 2019 and December 31, 2018.

	Current	31-60 Days Past Due	61-90 Days Past Due	Greater Than 90 Days Past Due	Total Loans	Nonaccrual
March 31, 2019
Real estate:
Construction	$5,690,638	$0	$0	$0	$5,690,638	$0
Residential	114,471,005	0	0	0	114,471,005	0
Commercial	135,992,428	247,080	0	306,587	136,546,095	468,241
Commercial	5,625,587	0	0	0	5,625,587	0
Consumer	1,000,444	0	0	0	1,000,444	0

Total	$262,780,104	$247,080	$0	$306,587	$263,333,770	$468,241

	Current	31-60 Days Past Due	61-90 Days Past Due	Greater Than 90 Days Past Due	Total Loans	Nonaccrual
December 31, 2018
Real estate:
Construction	$4,633,539	$0	$0	$0	$4,633,539	$0
Residential	112,078,753	0	0	0	112,078,753	0
Commercial	133,141,667	0	0	306,587	133,448,254	476,573
Commercial	5,501,688	0	0	0	5,501,688	0
Consumer	1,000,007	0	0	0	1,000,007	0

Total	$256,355,655	$0	$0	$306,587	$256,662,241	$476,573

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Nonaccrual Loans

Loans are considered nonaccrual upon 90 days delinquency. When a loan is placed in nonaccrual status, previously accrued but unpaid interest is deducted from interest income. There were no loans 90 days past due or greater still accruing interest at March 31, 2019 and December 31, 2018.

Impaired Loans

Management individually evaluates commercial loans and commercial real estate loans that are 90 days or more past due and considers them to be impaired. Loans rated Substandard or Doubtful and any loan modified in a troubled debt restructuring are also evaluated individually for impairment. These loans are analyzed to determine whether it is probable that all amounts will not be collected according to the contractual terms of the loan agreement. If management determines that the value of the impaired loan is less than the recorded investment in the loan (net of previous charge-offs, deferred loan fees, or costs and unamortized premium or discount), impairment is recognized through an allowance estimate or a charge-off to the allowance.

The following tables include the recorded investment, unpaid principal balances, related allowance, average recorded investment and interest income recognized for impaired loans as of and for the three months ended March 31, 2019 and December 31, 2018:

	As of or for the Three Months Ended March 31, 2019
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no specific allowance recorded:
Real estate:
Residential	$549,657	$549,657		$552,016	$7,955
Commercial	954,456	1,298,519	0	1,089,712	13,186
Commercial	24,383	24,383	0	24,383	335
Subtotal	1,528,497	1,872,559	0	1,666,111	21,475

With an allowance recorded:
Real estate:
Residential	0	0	0	0	0
Commercial	0	0	0	0	0
Commercial	0	0	0	0	0
Subtotal	0	0	0	0	0

Total
Real estate:
Residential	0	0		0	0
Commercial	954,456	1,298,519	0	1,089,712	13,186
Commercial	24,383	24,383	0	24,383	335
Total	$978,839	$1,322,901	$0	$1,114,095	$13,521

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	As of or for the Year Ended December 31, 2018
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no specific allowance recorded:
Real estate:
Residential	$553,541	$553,541		$1,011,860	$30,638
Commercial	834,873	1,173,181	0	2,229,870	25,200
Commercial	24,383	24,383	0	23,255	1,085
Subtotal	1,412,797	1,751,105	0	3,264,985	56,923

With an allowance recorded:
Real estate:
Residential	0	0	0	0	0
Commercial	0	0	0	0	0
Commercial	0	0	0	0	0
Subtotal	0	0	0	0	0

Total
Real estate:
Residential	553,541	553,541		1,011,860	30,638
Commercial	834,873	1,173,181	0	2,229,870	25,200
Commercial	24,383	24,383	0	23,255	1,085
Total	$1,412,797	$1,751,105	$0	$3,264,985	$56,923

Troubled Debt Restructurings

There were no loans identified as troubled debt restructurings during the three-month period ended March 31, 2019 and the year ended December 31, 2018.

7.	DEPOSITS

The details of deposits are as follows at March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
	Amount	Amount
Noninterest-bearing demand	$22,283,501	$21,261,293
Statement savings	14,346,383	14,171,947
Interest-bearing demand	10,222,169	12,654,458
Money market deposit accounts	27,431,659	33,045,853
Time certificates of deposit	149,476,723	153,663,260
	$223,760,435	$234,796,811

The scheduled maturities of time certificates of deposits at March 31, 2019 are as follows:

Within one year	$97,106,413
Beyond one year but within two years	47,717,759
Beyond two years but within three years	3,275,104
Beyond three years but within four years	805,990
Beyond four years but within five years	571,458

Total	$149,476,723

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8.	SHORT-TERM BORROWINGS

The outstanding balance and related information of short-term borrowings, which consist of borrowings from FHLB under the RepoPlus Advantage Credit Arrangement, M&T Bank under a secured line of credit and federal funds purchased from Atlantic Community Bankers Bank are summarized as follows for the three-month period ended March 31, 2019 and the year ended December 31, 2018:

	March 31, 2019	December 31, 2018

Balance at period-end	$87,327,650	$55,017,650
Average balance outstanding during the period	70,921,150	16,378,284
Maximum month-end balance	87,327,650	55,017,650
Weighted-average interest rate:
As of period-end	2.72%	2.61%
Paid during the period	2.69%	2.76%

9.	OTHER BORROWINGS AND SUBORDINATED DEBT

Other borrowed funds consist of advances from the FHLB, which consist of the following:

			Weighted-	Stated Interest
	Maturity Range		Average	Rate Range
Description	From	To	Rate	From	To	March 31, 2019	December 31, 2018
Fixed rate	07/29/2019	7/29/2019	1.02%	1.02%	1.02%	$3,833,000	$5,089,000
Mid term	05/06/2019	02/28/2020	1.65%	1.05%	2.35%	20,545,750	29,170,500

				Total		$24,378,750	$34,259,500

The following table presents contractual maturities of FHLB long-term advances:

	March 31, 2019
Year Ending		Weighted-
December 31,	Amount	Average Rate

2019	$6,833,000	1.03%
2020	17,545,750	1.75%

Total	$24,378,750	1.55%

All borrowings from the FHLB carry fixed rates and are secured by a blanket lien on qualified collateral owned by the Company free and clear of any liens or encumbrances. At March 31, 2019, the Company had a borrowing limit of approximately $171.0 million, with a variable rate of interest, based on the FHLB’s cost of funds subject to full collateralization.

On December 19, 2013, the Bank entered into agreements for subordinated debt with The Bryn Mawr Trust Company (Bryn Mawr) as well as with five directors. The subordinated debt totaled $5,375,000 and $5,342,674, net of unamortized costs of $0 and $32,326, as of March 31, 2019 and December 31, 2018, of which $375,000 was outstanding to directors. The notes carried an interest rate of LIBOR plus 6.50 percent, not to exceed 13 percent, resetting quarterly. These instruments were redeemed in full on April 1, 2019.

On March 24, 2017, the Company issued $7,000,000 in additional subordinated debentures to eight financial institutions, as well as directors and members of management. The subordinated debt totaled $6,912,152 and $6,904,831 net of unamortized costs of $87,848 and $95,169 as of March 31, 2019 and December 31, 2018, respectively, of which $550,000 was outstanding to members of management and directors. The notes mature on April 1, 2027 and carry a fixed rate of interest of 6.50 percent. The debentures may be redeemed on or after April 1, 2022.

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The subordinated debt currently qualifies as Tier 2 capital for the Company. However, provisions within the agreement stipulate that if, at any time, any or all of the subordinated debt ceases to be deemed Tier 2 capital due to a change in applicable capital regulations or tax event, all or a portion of the debt may be redeemed. The Company contributed $6,500,000 of capital to the Bank related to the issuance of subordinated debt, which qualifies as Tier 1 capital for the Bank.

10.	REGULATORY MATTERS

Regulatory Capital Requirements

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under U.S. GAAP, regulatory reporting requirements, and regulatory capital standards. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulatory capital standards to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of total and Tier 1 capital to risk-weighted assets, common equity Tier 1 capital to total risk-weighted assets and of Tier 1 capital to average assets. Management believes, as of March 31, 2019, that the Bank meets all capital adequacy requirements to which it is subject.

As of March 31, 2019, and December 31, 2018, the most recent notification from the FDIC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based capital, Tier 1 risk-based capital, common equity

Tier 1 risk-based capital, and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution’s category.

The Bank’s actual capital ratios are presented in the following table as of March 31, 2019 and December 31, 2018, which shows the Bank met all regulatory capital requirements.

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	March 31, 2019		December 31, 2018
	Amount	Ratio	Amount	Ratio
Total capital (to risk-weighted assets)
Actual	$41,744,000	15.63%	$41,152,000	15.73%
For capital adequacy purposes	21,362,160	8.00	20,929,440	8.00
To be well capitalized	26,702,700	10.00	26,161,800	10.00

Tier 1 capital (to risk-weighted assets)
Actual	33,554,000	12.57%	33,039,000	12.63%
For capital adequacy purposes	16,021,620	6.00	15,697,080	6.00
To be well capitalized	21,362,160	8.00	20,929,440	8.00

Tier 1 capital (to average assets)
Actual	33,554,000	9.11%	33,039,000	9.10%
For capital adequacy purposes	14,733,960	4.00	14,525,280	4.00
To be well capitalized	18,417,450	5.00	18,156,600	5.00

Common equity Tier 1 capital (to risk-weighted assets)
Actual	33,554,000	12.57%	33,039,000	12.63%
For capital adequacy purposes	12,016,215	4.50	11,772,810	4.50
To be well capitalized	17,356,755	6.50	17,005,170	6.50

11.	FAIR VALUE MEASUREMENTS

The following disclosures show the hierarchal disclosure framework associated with the level of pricing observations utilized in measuring assets and liabilities at fair value. The three broad levels of pricing observations are as follows:

Level I:	Quoted prices are available in active markets for identical assets or liabilities as of the reported date.

Level II:	Pricing inputs are other than the quoted prices in active markets, which are either directly or indirectly observable as of the reported date. The nature of these assets and liabilities includes items for which quoted prices are available but traded less frequently and items that are fair-valued using other financial instruments, the parameters of which can be directly observed.

Level III:	Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

This hierarchy requires the use of observable market data when available.

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The following tables present the assets reported on the Consolidated Balance Sheets at their fair value as of March 31, 2019 and December 31, 2018, by level within the fair value hierarchy. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	March 31, 2019
	Level I	Level II	Level III	Total
Assets measured at fair value on a recurring basis:
Obligations of states and political subdivisions	$0	$1,863,206	$0	$1,863,206
Corporate securities	0	33,821,096	0	33,821,096
Mortgage-backed securities - government-sponsored entities	0	3,767,090	0	3,767,090
Asset-backed securities	0	54,318,159	0	54,318,159

	December 31, 2018
	Level I	Level II	Level III	Total
Assets measured at fair value on a recurring basis:
Obligations of states and political subdivisions	$0	$1,867,042	$0	$1,867,042
Corporate securities	0	33,214,170	0	33,214,170
Mortgage-backed securities - government-sponsored entities	0	4,256,330	0	4,256,330
Asset-backed securities	0	54,914,614	0	54,914,614

Impaired Loans

The Bank has measured impairment on impaired loans generally based on the fair value of the loan’s collateral. Fair value is generally determined based upon independent third-party appraisals of the properties. In some cases, management may adjust the appraised value due to the age of the appraisal, changes in market conditions, or observable deterioration of the property since the appraisal was completed. Additionally, management makes estimates about expected costs to sell the property, which are also included in the net realizable value. If the fair value of the collateral-dependent loan is less than the carrying amount of the loan, a specific reserve for the loan is made in the allowance for loan losses or a charge-off is taken to reduce the loan to the fair value of the collateral (less estimated selling costs) and the loan is included as a Level III measurement. If the fair value of the collateral exceeds the carrying amount of the loan, then the loan is not included as a Level III measurement, as it is not currently being carried at its fair value. At March 31, 2019 and December 31, 2018, no impaired loans are considered to be carried at fair value.

Other Real Estate Owned

OREO is carried at the lower of cost or fair value, which is measured at the date of foreclosure. If the fair value of the collateral exceeds the carrying amount of the loan, no charge-off or adjustment is necessary, the loan is not considered to be carried at fair value, and is therefore not included in the table above. If the fair value of the collateral is less than the carrying amount of the loan, management will charge the loan down to its estimated realizable value. The fair value of OREO is based on the appraised value of the property, which is generally unadjusted by management and is based on comparable sales for similar properties in the same geographic region as the subject property, and is included in the above table as a Level II measurement. In some cases, management may adjust the appraised value due to the age of the appraisal, changes in market conditions, or observable deterioration of the property since the appraisal was completed. In these cases, the loans are categorized in the above table as Level III measurement since these adjustments are considered to be unobservable inputs. Income and expenses from operations and further declines in the fair value of the collateral subsequent to foreclosure are included in net expenses from OREO. At March 31, 2019 and December 31, 2018, all OREO properties are considered to be carried at fair value.

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Investment Securities Available for Sale

The fair value of investment securities is equal to the available quoted market price. If no quoted market price is available, fair value is estimated using the quoted market price for similar securities. Since the regulatory stock is not actively traded on a secondary market and is held exclusively by member financial institutions, the estimated fair market value approximates the carrying amount.

12.	WARRANTS

During the Bank’s initial capitalization, investors purchasing common stock were required to purchase an equal number of both three-year, nontransferable Class A and ten-year, nontransferable Class B warrants at a cost of $0.23 and $0.42, respectively. A total of 206,947 Class A and 206,947 Class B warrants were sold as part of the initial offering.

Each three-year Class A warrant entitled the registered holder of the warrant to purchase from the Bank one share of the Bank’s common stock at a price of $10.00 per share, which was exercisable for three years from the date of issuance. As of December 31, 2011, all Class A warrants had been exercised.

Each ten-year Class B warrant entitled the registered holder of the warrant to purchase from the Bank one share of the Bank’s common stock at a price of $10.00 per share, which was exercisable for ten years from the date of issuance. All Class B warrants had an expiration date of February 22, 2018. The remaining 160,947 warrants outstanding were exercised between January 1, 2018 and February 22, 2018.

13.	ACCUMULATED OTHER COMPREHENSIVE INCOME

The activity in accumulated other comprehensive income for the three-month periods ended March 31, 2019 and 2018 is as follows:

	Three Months Ended
	March 31,
	2019	2018
	Unrealized	Unrealized
	Gains (Losses)	Gains (Losses)
	on Securities	on Securities
	Available for Sale	Available for Sale
Beginning balance	$(893,271)	$788,511
Other comprehensive income (loss) before reclassifications	389,296	(90,419)
Amounts reclassified from accumulated other comprehensive income	0	(576,559)
Period change	389,296	(666,978)
Ending balance	$(503,975)	$121,533

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	Amount Reclassified from	Amount Reclassified from
	Accumulated Other	Accumulated Other
	Comprehensive Income	Comprehensive Income	Affected Line Item in the
Details About Accumulated Other	for the Three Months Ended	for the Three Months Ended	Consolidated Statement of
Comprehensive Income Components	March 31, 2019	March 31, 2018 (2)	Income
Securities available for sale (1):
Investment security gains, net	$0	$729,821	Investment securities gains, net
Income taxes	0	(153,262)	Income taxes

Total reclassifications for the period	$0	$576,559

(1)	For additional details related to unrealized gains on securities and related amounts reclassified from accumulated other comprehensive income see Note 4, “Investment Securities.”
(2)	Amounts in parenthesis indicate debits.

14.	SUBSEQUENT EVENTS

Management has reviewed events occurring through June 13, 2019, the date the consolidated financial statements were issued, and no subsequent events occurred requiring accrual or disclosure except for the Company’s merger with C&N as described in Note 2.

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